Exhibit 99(a)

For additional information contact:	Andrew Moreau 501-905-7962
Vice President - Corporate Communications
andrew.moreau@alltel.com

Tony Thomas 501-905-8991
Vice President - Investor Relations
tony.thomas@alltel.com

Release Date:	May 3, 2006

Alltel produces double-digit revenue growth in first quarter
Company adds 165,000 net new wireless customers, reduces churn rate

LITTLE ROCK, Ark. - Alltel produced double-digit revenue growth, strong wireless customer net additions and record broadband wireline customer growth in the first quarter. Alltel reported fully diluted earnings per share under Generally Accepted Accounting Principles (GAAP) of 77 cents, which includes a net gain in discontinued operations and expenses related to the integration of Western Wireless properties and the pending wireline separation. Excluding the one-time items, fully diluted earnings per share from current businesses was 82 cents. Results from current businesses also now exclude the effects of non-cash amortization related to our previous wireless acquisitions, which was 7 cents in the quarter.
“We are very pleased with the performance of the wireless business and are encouraged by the opportunities we see going forward,” said Alltel President and CEO Scott Ford. “The wireless growth in this quarter was fueled by strong customer growth and a continued focus on reducing churn. We made progress on several strategic goals, including remaining on track to complete the spin-merge of our wireline business with VALOR Communications Group by mid-year.”
    Among other highlights for the first quarter:
•
Total revenues were $2.5 billion, a 19 percent increase from a year ago. Net income under GAAP was $297 million, down 5 percent. Net income from current businesses was $320 million, a 21 percent increase from a year ago.

•	Wireless revenue was $1.8 billion, a 30 percent increase from a year ago. Service revenue was $1.64 billion, a 29 percent increase. Segment income was $356 million, a 25 percent increase.
•
Alltel added 165,000 net new wireless customers. Average revenue per wireless customer (ARPU) was $50.90, a 4 percent increase. Data revenue per customer was $2.86, a 59 percent increase, and now represents more than 5 percent of total ARPU. Post-pay churn improved to 1.66 percent from 1.72 percent a year ago.

•
Wireline revenue was $575 million, down 3 percent from the previous year. Segment income was $227 million, up 6 percent from a year ago. The company added a record 44,000 broadband customers, bringing its total broadband customer base to 441,000, a penetration rate of 15 percent of total access lines. Feature revenue per eligible line increased 2 percent, and total average revenue per wireline customer was $66.77, a 1 percent increase.

•	Equity free cash flow from current businesses was $504 million, a 49 percent increase. Net cash provided from operations was $733 million.
Alltel is a customer-focused communications company with more than 15 million customers in 36 states and nearly $10 billion in annual revenues.
    Alltel claims the protection of the safe-harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. These forward-looking statements are based on estimates, projections, beliefs, and assumptions and are not guarantees of future events and results. Actual future events and results may differ materially from those expressed in these forward-looking statements as a result of a number of important factors. Representative examples of these factors include (without limitation) adverse changes in economic conditions in the markets served by Alltel; the extent, timing, and overall effects of competition in the communications business; material changes in the communications industry generally that could adversely affect vendor relationships with equipment and network suppliers and customer relationships with wholesale customers; changes in communications technology; the risks associated with pending acquisitions and dispositions, including the pending acquisition of Midwest Wireless and the pending dispositions of the Bolivian operations and the wireline business; the risks associated with the integration of acquired businesses; the uncertainties related to any discussions or negotiations regarding the sale of any remaining international assets; adverse changes in the terms and conditions of the wireless roaming agreements of Alltel; the potential for adverse changes in the ratings given to Alltel's debt securities by nationally accredited ratings organizations; the availability and cost of financing in the corporate credit and debt markets necessary to consummate the disposition of the wireline business; the uncertainties related to Alltel’s strategic investments; the effects of litigation; and the effects of federal and state legislation, rules, and regulations governing the communications industry. In addition to these factors, actual future performance, outcomes, and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes.

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Alltel, NYSE: AT
www.alltel.com

ALLTEL CORPORATION
CONSOLIDATED HIGHLIGHTS
BUSINESS SEGMENTS AND OTHER CONSOLIDATED FINANCIAL INFORMATION
(In thousands, except per share amounts)

	THREE MONTHS ENDED
			Increase
	March 31,	March 31,	(Decrease)
	2006	2005	Amount	%
UNDER GAAP:
Revenues and sales:
Wireless	$1,757,390	$1,352,009	$405,381	30
Wireline	575,435	593,632	(18,197)	(3)
Communications support services	250,928	224,705	26,223	12
Total business segments	2,583,753	2,170,346	413,407	19
Less intercompany eliminations	44,017	44,363	(346)	(1)
Total revenues and sales	$2,539,736	$2,125,983	$413,753	19

Segment income:
Wireless	$355,555	$285,332	$70,223	25
Wireline	226,566	214,501	12,065	6
Communications support services	21,481	11,902	9,579	80
Total segment income	603,602	511,735	91,867	18
Less: corporate expenses (A)	54,884	42,467	12,417	29
integration expenses and other charges	19,525	-	19,525	-
Total operating income	$529,193	$469,268	$59,925	13

Operating margin (B):
Wireless	20.2%	21.1%	(.9%)	(4)
Wireline	39.4%	36.1%	3.3%	9
Communications support services	8.6%	5.3%	3.3%	62
Consolidated	20.8%	22.1%	(1.3%)	(6)

Net income	$297,407	$313,004	$(15,597)	(5)
Earnings per share:
Basic	$.77	$1.04	$(.27)	(26)
Diluted	$.77	$1.03	$(.26)	(25)

Weighted average common shares:
Basic	386,782	302,172	84,610	28
Diluted	389,676	303,468	86,208	28
Annual dividend rate per common share	$1.54	$1.52	$.02	1

FROM CURRENT BUSINESSES (NON-GAAP) (C):
Operating income	$594,210	$502,836	$91,374	18
Operating margin (B)	23.4%	23.7%	(.3%)	(1)
Net income	$320,102	$263,765	$56,337	21
Earnings per share:
Basic	$.83	$.87	$(.04)	(5)
Diluted	$.82	$.87	$(.05)	(6)

(A) Corporate expenses include amortization expense related to intangible assets recorded in connection with the acquisition of wireless properties.  Corporate expenses for 2005 also include the effects of a change in accounting for operating leases with scheduled rent increases.

(B) Operating margin is calculated by dividing segment income by the corresponding amount of segment revenues and sales.
(C) Current businesses excludes the effects of discontinued operations, amortization expense related to intangible assets recorded in connection with the acquisition of wireless properties, a special cash dividend received on the Company's investment in Fidelity National Financial, Inc. common stock, a change in accounting for operating leases and integration expenses and other charges.

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ALLTEL CORPORATION
CONSOLIDATED STATEMENTS OF INCOME UNDER GAAP-Page 2
(In thousands, except per share amounts)

	THREE MONTHS ENDED
	March 31,	March 31,
	2006	2005
Revenues and sales:
Service revenues	$2,247,719	$1,898,262
Product sales	292,017	227,721
Total revenues and sales	2,539,736	2,125,983
Costs and expenses:
Cost of services	731,725	626,260
Cost of products sold	355,793	281,773
Selling, general, administrative and other	498,959	407,465
Depreciation and amortization	404,541	341,217
Integration expenses and other charges	19,525	-
Total costs and expenses	2,010,543	1,656,715

Operating income	529,193	469,268

Equity earnings in unconsolidated partnerships	12,932	10,743
Minority interest in consolidated partnerships	(13,895)	(18,347)
Other income, net	11,882	120,735
Interest expense	(88,974)	(86,689)

Income from continuing operations before income taxes	451,138	495,710
Income taxes	171,559	182,706
Income from continuing operations	279,579	313,004

Income from discontinued operations (net of income taxes)	17,828	-

Net income	297,407	313,004
Preferred dividends	21	24
Net income applicable to common shares	$297,386	$312,980

Basic earnings per share:
Income from continuing operations	$.72	$1.04
Income from discontinued operations	.05	-
Net income	$.77	$1.04

Diluted earnings per share:
Income from continuing operations	$.72	$1.03
Income from discontinued operations	.05	-
Net income	$.77	$1.03

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ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)-Page 3
for the three months ended March 31, 2006
(In thousands, except per share amounts)
								Corporate
	Results of	Items		Results of	Segment Information			Operations
	Operations	Excluded from		Operations			Communications	and
	Under	Current		from Current			Support	Intercompany
	GAAP	Businesses		Businesses	Wireless	Wireline	Services	Eliminations

Revenues and sales:
Service revenues	$2,247,719	$-		$2,247,719	$1,638,798	$565,845	$84,954	$(41,878)
Product sales	292,017	-		292,017	118,592	9,590	165,974	(2,139)
Total revenues and sales	2,539,736	-		2,539,736	1,757,390	575,435	250,928	(44,017)
Costs and expenses:
Cost of services	731,725	-		731,725	537,839	175,874	57,853	(39,841)
Cost of products sold	355,793	-		355,793	204,430	7,353	147,649	(3,639)
Selling, general, administrative and other	498,959	-		498,959	413,106	62,059	16,532	7,262
Depreciation and amortization	404,541	(45,492)	(A)	359,049	246,460	103,583	7,413	1,593
Integration expenses and other charges	19,525	(19,525)	(B)	-	-	-	-	-
Total costs and expenses	2,010,543	(65,017)		1,945,526	1,401,835	348,869	229,447	(34,625)
Operating income	529,193	65,017		594,210	$355,555	$226,566	$21,481	$(9,392)

Equity earnings in unconsolidated partnerships	12,932	-		12,932
Minority interest in consolidated partnerships	(13,895)	-		(13,895)
Other income, net	11,882	-		11,882
Interest expense	(88,974)	-		(88,974)

Income from continuing operations before income taxes	451,138	65,017		516,155
Income taxes	171,559	24,494	(E)	196,053
Income from continuing operations	279,579	40,523		320,102

Income from discontinued operations (net of income taxes)	17,828	(17,828)	(F)	-

Net income	297,407	22,695		320,102
Preferred dividends	21	-		21
Net income applicable to common shares	$297,386	$22,695		$320,081

Basic earnings per share:
Income from continuing operations	$.72	$.11		$.83
Income from discontinued operations	.05	(.05)		-
Net income	$.77	$.06		$.83

Diluted earnings per share:
Income from continuing operations	$.72	$.10		$.82
Income from discontinued operations	.05	(.05)		-
Net income	$.77	$.05		$.82

See notes on page 5 for a description of the line items marked (A) - (F).

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ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)-Page 4
for the three months ended March 31, 2005
(In thousands, except per share amounts)
								Corporate
	Results of	Items		Results of	Segment Information			Operations
	Operations	Excluded from		Operations			Communications	and
	Under	Current		from Current			Support	Intercompany
	GAAP	Businesses		Businesses	Wireless	Wireline	Services	Eliminations

Revenues and sales:
Service revenues	$1,898,262	$-		$1,898,262	$1,274,377	$583,815	$77,842	$(37,772)
Product sales	227,721	-		227,721	77,632	9,817	146,863	(6,591)
Total revenues and sales	2,125,983	-		2,125,983	1,352,009	593,632	224,705	(44,363)
Costs and expenses:
Cost of services	626,260	(19,791)	(C)	606,469	405,673	181,024	56,343	(36,571)
Cost of products sold	281,773	-		281,773	148,806	6,998	133,060	(7,091)
Selling, general, administrative and other	407,465	-		407,465	322,477	63,806	14,928	6,254
Depreciation and amortization	341,217	(13,777)	(A)	327,440	189,721	127,303	8,472	1,944
Integration expenses and other charges	-	-		-	-	-	-	-
Total costs and expenses	1,656,715	(33,568)		1,623,147	1,066,677	379,131	212,803	(35,464)
Operating income	469,268	33,568		502,836	$285,332	$214,501	$11,902	$(8,899)

Equity earnings in unconsolidated partnerships	10,743	-		10,743
Minority interest in consolidated partnerships	(18,347)	-		(18,347)
Other income, net	120,735	(111,036)	(D)	9,699
Interest expense	(86,689)	-		(86,689)

Income from continuing operations before income taxes	495,710	(77,468)		418,242
Income taxes	182,706	(28,229)	(E)	154,477
Income from continuing operations	313,004	(49,239)		263,765

Income from discontinued operations (net of income taxes)	-	-		-

Net income	313,004	(49,239)		263,765
Preferred dividends	24	-		24
Net income applicable to common shares	$312,980	$(49,239)		$263,741

Basic earnings per share:
Income from continuing operations	$1.04	$(.17)		$.87
Income from discontinued operations	-	-		-
Net income	$1.04	$(.17)		$.87

Diluted earnings per share:
Income from continuing operations	$1.03	$(.16)		$.87
Income from discontinued operations	-	-		-
Net income	$1.03	$(.16)		$.87

See notes on page 5 for a description of the line items marked (A) - (F).

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ALLTEL CORPORATION
NOTES TO RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)-Page 5

As disclosed in the ALLTEL Corporation ("Alltel" or the "Company") Form 8-K filed on May 3, 2006, Alltel has presented in this earnings release results of operations from current businesses which exclude the effects of discontinued operations, amortization expense related to intangible assets recorded in connection with the acquisition of wireless properties, a special cash dividend received on the Company's investment in Fidelity National Financial, Inc. ("Fidelity National") common stock, a change in accounting for certain operating leases and integration expenses and other charges. Alltel’s purpose for excluding items from the current business measures is to focus on Alltel’s true earnings capacity associated with providing telecommunication services. Management believes the items excluded from the current business measures are related to strategic activities or other events, specific to the time and opportunity available, and, accordingly, should be excluded when evaluating the trends of the Company’s operations.

Alltel believes that presenting the current business measures assists investors in assessing the true business performance of the Company by clarifying for investors the effects that certain items such as asset sales, restructuring expenses and other business consolidation costs arising from past acquisition and restructuring activities had on the Company’s GAAP consolidated results of operations. The Company uses results from current businesses as management’s primary measure of the performance of its business segments. Alltel's management, including the chief operating decision-maker, uses the current business measures consistently for all purposes, including internal reporting purposes, the evaluation of business objectives, opportunities and performance, resource allocation and the determination of management compensation.

As the Company evaluates segment performance based on segment income, which is computed as revenues and sales less operating expenses, the special cash dividend, the effects of the change in accounting for operating leases and integration expenses and other charges have not been allocated to the business segments. Wireless segment income also excludes amortization expense related to acquired intangible assets. In addition, none of the non-operating items such as equity earnings in unconsolidated partnerships, minority interest expense, other income, net, interest expense and income taxes have been allocated to the segments.

(A)	Eliminates the effects of amortization expense related to intangible assets recorded in connection with the acquisition of wireless properties.

(B)
The Company incurred $10.8 million of integration expenses related to its acquisition completed on August 1, 2005 of Western Wireless Corporation (“Western Wireless”). These expenses consisted of $8.3 million of rebranding costs and $2.5 million of system conversion costs and other integration costs. On December 9, 2005, Alltel announced that it would spin off its wireline telecommunications business to its stockholders and merge it with Valor Communications Group, Inc. In connection with the spin-off and merger, Alltel incurred $8.7 million of incremental costs consisting of employee benefit costs, consulting and legal fees.

(C)
Effective January 1, 2005, Alltel changed its accounting for operating leases with scheduled rent increases. Certain of the Company's operating lease agreements for cell sites and for office and retail locations include scheduled rent escalations during the initial lease term and/or during succeeding optional renewal periods. Previously, the Company had not recognized the scheduled increases in rent expense on a straight-line basis in accordance with the provisions of Statement of Financial Accounting Standards No. 13, "Accounting for Leases" and Financial Accounting Standards Board Technical Bulletin No. 85-3, "Accounting for Operating Leases with Scheduled Rent Increases". The effects of this change, which are included in corporate expenses, were not material to the Company's previously reported consolidated results of operations, financial position or cash flows.

(D)	On March 9, 2005, Fidelity National declared a special $10 per share cash dividend to Fidelity National stockholders. The special cash dividend was received by Alltel on March 28, 2005.

(E)	Tax-related effect of the items discussed in Notes A - D above.

(F)
Eliminates the effects of discontinued operations. On August 1, 2005, Alltel completed its acquisition of Western Wireless. As a condition of receiving approval for the acquisition from the Department of Justice and the Federal Communications Commission, Alltel agreed to divest certain wireless operations of Western Wireless in 16 markets in Arkansas, Kansas and Nebraska. In December 2005, Alltel completed an exchange of wireless properties with United States Cellular Corporation that included a substantial portion of the divestiture requirements related to the merger. In the first quarter of 2006, Alltel completed the required divestitures with the sale of the remaining property in Arkansas. During the third and fourth quarters of 2005, Alltel completed the sale of international operations acquired from Western Wireless in Georgia, Ghana and Ireland, and on April 28, 2006, Alltel sold the international operations in Austria and Haiti. Alltel has a pending definitive agreement to sell the international operations in Bolivia and is actively pursuing the disposition of the remaining international operations acquired from Western Wireless. As a result, the acquired international operations and interests of Western Wireless and the 16 markets to be divested in Arkansas, Kansas and Nebraska have been classified as discontinued operations and assets held for sale in the accompanying consolidated financial statements.

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ALLTEL CORPORATION
SUPPLEMENTAL OPERATING INFORMATION-Page 6
(Dollars in thousands, except per customer amounts)

	THREE MONTHS ENDED
			Increase
	March 31,	March 31,	(Decrease)
	2006	2005	Amount	%
Wireless:
Controlled POPs	77,292,038	63,745,833	13,546,205	21
Customers	10,827,065	8,801,285	2,025,780	23
Penetration rate	14.0%	13.8%	.2%	1
Average customers	10,731,389	8,704,634	2,026,755	23
Gross customer additions:
Internal	805,454	669,704	135,750	20
Acquired	-	53,961	(53,961)	(100)
Total	805,454	723,665	81,789	11
Net customer additions:
Internal	164,741	120,837	43,904	36
Acquired	-	53,961	(53,961)	(100)
Total	164,741	174,798	(10,057)	(6)
Customer acquisition costs:
Cost of products sold	$95,138	$69,697	$25,441	37
Selling and marketing expenses	253,669	184,992	68,677	37
Less product sales	65,221	49,859	15,362	31
Total	$283,586	$204,830	$78,756	38
Cost to acquire a new customer (A)	$352	$306	$46	15
Cash costs:
Cost of services	$537,839	$405,673	$132,166	33
Cost of products sold	204,430	148,806	55,624	37
Selling, general, administrative and other	413,106	322,477	90,629	28
Less product sales	118,592	77,632	40,960	53
Total	1,036,783	799,324	237,459	30
Less customer acquisition costs	283,586	204,830	78,756	38
Total	$753,197	$594,494	$158,703	27
Cash cost per unit per month, excluding
customer acquisition costs (B)	$23.40	$22.77	$.63	3
Revenues:
Service revenues	$1,638,798	$1,274,377	$364,421	29
Less wholesale revenues	151,003	91,066	59,937	66
Retail revenues	$1,487,795	$1,183,311	$304,484	26
Average revenue per customer per month (C)	$50.90	$48.80	$2.10	4
Retail revenue per customer per month (D)	$46.21	$45.31	$.90	2
Retail minutes of use per customer per month (E)	610	547	63	12
Postpay churn	1.66%	1.72%	(.06%)	(3)
Total churn	2.00%	2.11%	(.11%)	(5)
Service revenue operating margin (F)	21.7%	22.4%	(.7%)	(3)
Capital expenditures (G)	$156,119	$190,576	$(34,457)	(18)

(A) Cost to acquire a new customer is calculated by dividing the sum of the GAAP reported cost of products sold and sales and marketing expenses (included within "Selling, general, administrative and other") less product sales, as reported in the Consolidated Statements of Income, by the number of internal gross customer additions in the period.
    Customer acquisition costs exclude amounts related to the Company's customer retention efforts.

(B) Cash cost per unit per month, excluding customer acquisition costs, is calculated by dividing the sum of the GAAP reported cost of services, cost of products sold, selling, general, administrative and other expenses less product sales, as reported in the Consolidated Statements of Income, less customer acquisition costs, by the number of average customers for the period.

(C) Average revenue per customer per month is calculated by dividing wireless service revenues by average customers for the period.
(D) Retail revenue per customer per month is calculated by dividing wireless retail revenues (service revenues less wholesale revenues) by average customers for the period.
(E) Retail minutes of use per customer per month represents the average monthly minutes that Alltel's customers use on both the Company's network and while roaming on other carriers' networks.
(F) Service revenue operating margin is calculated by dividing wireless segment income by wireless service revenues.
(G) Includes capitalized software development costs.
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ALLTEL CORPORATION
SUPPLEMENTAL OPERATING INFORMATION-Page 7
(Dollars in thousands, except per customer amounts)

	THREE MONTHS ENDED
			Increase
	March 31,	March 31,	(Decrease)
	2006	2005	Amount	%
Wireline:
Customers	2,862,545	2,983,250	(120,705)	(4)
Average customers	2,872,688	2,994,716	(122,028)	(4)
Broadband customers	441,475	283,126	158,349	56
Net broadband additions	43,779	39,801	3,978	10
Average revenue per customer per month (H)	$66.77	$66.08	$.69	1
Capital expenditures (G)	$62,188	$73,070	$(10,882)	(15)

Communications support services:
Long-distance customers	1,750,630	1,793,069	(42,439)	(2)
Capital expenditures (G)	$2,433	$2,243	$190	8

Consolidated:
Equity free cash flow (I)	$503,788	$339,020	$164,768	49
Capital expenditures (G)	$220,855	$265,962	$(45,107)	(17)
Total assets	$24,046,118	$16,773,214	$7,272,904	43

(G) Includes capitalized software development costs.
(H) Average revenue per customer per month is calculated by dividing total wireline revenues by average customers for the period.
(I) Equity free cash flow is calculated as the sum of net income from current businesses plus depreciation and amortization less capital expenditures which includes capitalized software development costs as indicated in Note G.

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ALLTEL CORPORATION
CONSOLIDATED BALANCE SHEETS UNDER GAAP-Page 8
(In thousands)

ASSETS			LIABILITIES AND SHAREHOLDERS' EQUITY

	March 31,	December 31,		March 31,	December 31,
	2006	2005		2006	2005

CURRENT ASSETS:			CURRENT LIABILITIES:
Cash and short-term investments	$886,531	$989,153	Current maturities of long-term debt	$205,096	$205,117
Accounts receivable (less allowance for			Accounts payable	517,178	645,443
doubtful accounts of $70,021 and			Advance payments and customer deposits	239,684	240,499
$84,750, respectively)	1,014,989	1,077,207	Accrued taxes	233,711	174,693
Inventories	193,882	232,634	Accrued dividends	149,497	147,841
Prepaid expenses and other	100,451	115,179	Accrued interest	79,247	102,512
Assets held for sale	2,027,093	1,951,240	Current deferred income taxes	340,087	339,014
			Other current liabilities	262,680	255,425
Total current assets	4,222,946	4,365,413	Liabilities related to assets held for sale	301,716	294,364

Investments	374,834	358,412	Total current liabilities	2,328,896	2,404,908
Goodwill	8,981,758	8,677,251
Other intangibles	2,207,574	2,179,107

			Long-term debt	5,661,938	5,782,890
PROPERTY, PLANT AND EQUIPMENT:			Deferred income taxes	1,868,547	1,860,904
Land	310,081	298,593	Other liabilities	890,984	948,962
Buildings and improvements	1,237,686	1,211,359
Wireline	6,988,358	6,942,039
Wireless	6,970,980	6,852,565
Information processing	1,223,305	1,187,192	SHAREHOLDERS' EQUITY:
Other	539,999	530,333	Preferred stock	268	278
Under construction	412,204	475,453	Common stock	388,861	383,613
			Additional paid-in capital	5,440,811	5,339,321
Total property, plant and equipment	17,682,613	17,497,534	Unrealized holding gain on investments	30,368	22,297
Less accumulated depreciation	9,759,582	9,433,951	Foreign currency translation adjustment	14,786	(2,841)
			Retained earnings	7,420,659	7,272,769
Net property, plant and equipment	7,923,031	8,063,583
			Total shareholders' equity	13,295,753	13,015,437
Other assets	335,975	369,335

			TOTAL LIABILITIES AND
TOTAL ASSETS	$24,046,118	$24,013,101	SHAREHOLDERS' EQUITY	$24,046,118	$24,013,101
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ALLTEL CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS UNDER GAAP-Page 9
(In thousands)

	THREE MONTHS ENDED
	March 31,	March 31,
	2006	2005
Net Cash Provided from Operations:
Net income	$297,407	$313,004
Adjustments to reconcile net income to net cash provided from operations:
Income from discontinued operations	(17,828)	-
Depreciation and amortization	404,541	341,217
Provision for doubtful accounts	53,657	40,915
Change in deferred income taxes	21,535	(19,120)
Other, net	11,218	13,559
Changes in operating assets and liabilities, net of the effects of acquisitions and dispositions:
Accounts receivable	9,244	16,527
Inventories	38,742	8,661
Accounts payable	(120,508)	17,610
Other current liabilities	33,627	86,590
Other, net	1,482	(40,306)
Net cash provided from operations	733,117	778,657

Cash Flows from Investing Activities:
Additions to property, plant and equipment	(213,709)	(254,862)
Additions to capitalized software development costs	(7,146)	(11,100)
Additions to investments	-	(753)
Purchases of property, net of cash acquired	(458,931)	(51,835)
Proceeds from the return on investments	8,927	7,826
Other, net	(922)	3,021
Net cash used in investing activities	(671,781)	(307,703)

Cash Flows from Financing Activities:
Dividends on preferred and common stock	(147,737)	(105,731)
Reductions in long-term debt	(744)	(1,874)
Distributions to minority investors	(11,810)	(12,743)
Conversion of convertible debt	(59,848)	-
Excess tax benefits from stock option exercises	1,927	-
Long-term debt issued	-	50,000
Common stock issued	54,896	2,832
Net cash used in financing activities	(163,316)	(67,516)

Net cash used in discontinued operations	(1,227)	-

Effect of exchange rate changes on cash and short-term investments	585	-

Increase (decrease) in cash and short-term investments	(102,622)	403,438

Cash and short-term investments:
Beginning of the period	989,153	484,934
End of the period	$886,531	$888,372

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ALLTEL CORPORATION
RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)-Page 10
(In thousands)

	THREE MONTHS ENDED
	March 31,	March 31,
	2006	2005

Net cash provided from operations	$733,117	$778,657
Adjustments to reconcile to net income under GAAP:
Income from discontinued operations	17,828	-
Depreciation and amortization expense	(404,541)	(341,217)
Provision for doubtful accounts	(53,657)	(40,915)
Change in deferred income taxes	(21,535)	19,120
Other non-cash changes, net	(11,218)	(13,559)
Changes in operating assets and liabilities, net of the
effects of acquisitions and dispositions	37,413	(89,082)
Net income under GAAP	297,407	313,004
Adjustments to reconcile to net income from current businesses:
Amortization expense related to acquired wireless intangible assets, net of tax	27,799	8,481
Integration expenses and other charges, net of tax	12,724	-
Special dividend received on Fidelity National common stock,
net of tax	-	(69,812)
Change in accounting for operating leases, net of tax	-	12,092
Income from discontinued operations	(17,828)	-
Net income from current businesses	320,102	263,765
Adjustments to reconcile to equity free cash flow from current businesses:
Depreciation and amortization expense	404,541	341,217
Capital expenditures	(220,855)	(265,962)
Equity free cash flow from current businesses	$503,788	$339,020

-end-